Acquisition of FirstAtlantic Financial Holdings, Inc.
by
National Commerce Corporation

August 16, 2017

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, information from FirstAtlantic Financial Holdings, Inc. ("FirstAtlantic") and information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
- Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.
- In connection with the proposed acquisition of FirstAtlantic through the merger of FirstAtlantic into NCOM, NCOM will file with the SEC a Registration Statement on Form S-4 to register the shares of NCOM common stock to be issued to the shareholders of FirstAtlantic. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of FirstAtlantic in connection with their vote on the merger. In addition, NCOM may file other relevant documents concerning the proposed merger with the SEC. The material in this presentation is not a substitute for the proxy statement-prospectus that NCOM will file with the SEC. Investors in FirstAtlantic are encouraged to read the Registration Statement on Form S-4, the proxy statement-prospectus included within the Registration Statement and any other relevant documents to be filed with the SEC in connection with the proposed transaction when they become available, because they will contain important information about NCOM, FirstAtlantic and the proposed transaction, including detailed risk factors.

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- difficult or unfavorable conditions in the market for financial products and services generally;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- continued or increasing competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating FirstAtlantic's operations, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent acquisitions and in the proposed acquisition of FirstAtlantic;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of NBC to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industries that negatively impact our factoring business, which is concentrated in such industries;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- additional regulatory requirements and restrictions on our business, which could impose additional costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings; and
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in the Company's most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Special Note Regarding Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Overview of Pro Forma Franchise

Pro Forma Highlights (1)

Total Assets	$3.1 bn
Gross Loans	$2.3 bn
Total Deposits	$2.5 bn
Branches	31

- Complements existing Florida branch footprint
- Provides a well-established growth platform in the attractive Jacksonville, FL MSA
- Comparable cultures and solid credit quality
- Strong management team and lending operation

Pro Forma Branch Footprint



National Bank of Commerce Branch (19)
FirstAtlantic Financial Holdings, Inc. (8)
Patriot Bank Branch (4)
National Bank of Commerce LPO (3)
Decatur
Huntsville
Birmingham
Atlanta
Tuscaloosa
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach

Deposit Composition by State (2)

NCOM Standalone



GA 13.5%
AL 49.3%
FL 37.2%

FirstAtlantic + NCOM

GA 11.4%
AL 41.4%
FL 47.2%

NATIONAL COMMERCE CORPORATION
FIRSTATLANTIC Financial Holdings, Inc.

Source: SNL Financial
(1) Excludes purchase accounting adjustments; financial data as of 6/30/17; NCOM pro forma for pending acquisition of Patriot Bank
(2) Excludes purchase accounting adjustments; deposit data as of 6/30/16; inclusive of pending acquisition of Patriot Bank announced April 24, 2017

Transaction Terms

Acquiror	National Commerce Corporation (Nasdaq: NCOM)
Seller	FirstAtlantic Financial Holdings, Inc. (OTCQX: FFHD)
Stock Consideration	0.44 of a share of NCOM stock for each share of FFHD, for 90% of FFHD shares
Cash Consideration	$17.25 per share for 10% of FFHD shares
Indicative Price Per Share	$17.35 (1)
Aggregate Transaction Value	$107.7 million (1)(2)
Price / Tangible Book Value Per Share (%)	177%
Price / MRQ EPS (Incl. Cost Savings) (x)	16.3x (3)
FFHD Pro Forma Ownership	14% (4)
Board Representation	1 Board seat for a current FFHD Board member
Required Approvals	FFHD shareholder vote and customary regulatory approvals
Expected Closing	Q1 2018

(1) Blended per share price based on NCOM's stock price of $39.45 as of 8/15/17, a fixed exchange ratio of 0.44x and a cash payment of $17.25 per share
(2) Based on 348,296 in-the-money FFHD options with a weighted average strike price of $10.15 per share, cashed out at close at $17.25, per the definitive agreement
(3) MRQ EPS calculated as Q2 2017 net income annualized plus after-tax cost savings divided by diluted shares
(4) Based on NCOM common shares outstanding of 14,777,404 as of 6/30/17 (inclusive of shares issued to Patriot Bank), FFHD common shares outstanding of 6,032,033, as of 7/29/17, and a fixed exchange ratio of 0.44x

NATIONAL COMMERCE CORPORATION

FIRSTATLANTIC Financial Holdings, Inc.

Transaction Rationale

Strategic Rationale

- Strategic entry into the attractive Jacksonville MSA
  - 9th largest MSA in the Southeast
  - $59 billion deposits (1)
- Puts NCOM in 3 of the 4 largest MSA's in Florida (Tampa, Orlando and Jacksonville)
- Complements our south Jacksonville LPO presence
- Consistent with our M&A strategy and targeted geographies
- Supports branch footprint expansion into high-growth Florida markets
- Strong and experienced FirstAtlantic leadership team

Financially Attractive

- Mid-single digit EPS accretion with cost savings fully realized
- ~ 1.0% initial tangible book value dilution, earned back in less than ~2.5 years
- Improves liquidity with reduced loan / deposit ratio
- Pro forma company remains well-capitalized

Low Risk

- Experienced management team with proven track record of successful merger execution
- Extensive due diligence completed by NCOM's senior team
- Similar operating philosophies committed to customer service
- Familiarity with surrounding Florida markets

(1) Deposit data as of 6/30/16

Consistent With Our M&A Strategy

- Mid-single digit EPS accretion with cost savings fully realized
- Minimal initial tangible book value dilution and earnback period
- Compatible cultures
- Experienced management team
- Familiar markets
- Focus on credit quality

Enhancing Footprint Within Attractive Florida Markets



Decatur
Huntsville
Birmingham
Tuscaloosa
Atlanta
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Gainesville
Daytona Beach
Orlando
Tampa
Vero Beach
Naples
National Bank of Commerce Branch (19)
FirstAtlantic Financial Holdings, Inc. (8)
Patriot Bank Branch (4)
National Bank of Commerce LPO (3)

Expected Financial Impact

Assumptions / Current Estimates

- ~1.5% loan credit mark
- ~26% in cost savings
- ~$4.5 million after-tax of one-time transaction costs
- Core deposit intangible of 1.5% of FFHD's transaction accounts
- Revenue synergies identified, but none assumed

Financial Impact

- Mid-single digit EPS accretion with cost savings fully realized
- ~ 1.0% initial tangible book value dilution
- Tangible book value earnback within ~2.5 years [1]
- Pro forma capital ratios will remain well-capitalized

(1) Tangible book value earnback period calculated using the crossover method

Credit Due Diligence

Credit Due Diligence Process

- Comprehensive review process of FFHD's loans and watchlist items
  - 4 nonaccrual loans, totaling less than $50 thousand
  - 0 past due loans as of 6/30/17, excluding nonaccruals
- Experienced credit review team of 6 NCOM bankers on-site, including senior management, plus 5 NCOM bankers off-site
- Spent 4 days on-site
- Reviewed 61% of FirstAtlantic's loan portfolio
  - 99% of the top 50 relationships by loan size
  - 100% of watchlist and criticized loans greater than $250 thousand
  - 83% of real estate loans greater than $500 thousand
  - 100% of real estate loans greater than $1.0 million
  - 71% of C&I loans greater than $500 thousand
- ORE balance of $321 thousand

Benefits to FirstAtlantic's Stakeholders

Shareowners	NCOM's public currency provides enhanced liquidity to FFHD shareowners Expands geographic footprint and diversifies revenue stream Improved operating efficiencies from economies of scale
Customers	Both banks utilize a community banking model focused on client service Enhanced products and services and a larger branch footprint Larger capital base allows for opportunities to attract additional customers
Employees	Similar cultures and business strategies Larger organization provides additional opportunities for career advancement

Summary

- Financially attractive for the combined shareowner base
- Expands franchise into the attractive Jacksonville MSA
- Builds upon M&A growth strategy in Florida
- Similar philosophies and cultures focused on credit quality and shareowner value

Appendix

Overview of FirstAtlantic

FirstAtlantic Financial Holdings, Inc. Financial Highlights

Balance Sheet ($mm)	
Assets	$462
Loans	324
Deposits	372
Tangible Common Equity	60
Loans / Deposits	87.1 %
Asset Quality	
NPLs/ Loans	0.02 %
NPAs/ Loans + OREO	0.18
NPAs/ Assets	0.13
Loan Loss Reserves/ Gross Loans	0.73
Net Chargeoffs/ Avg Loans	0.04
Profitability	
ROAA	0.93 %
Net Interest Margin	4.13
Efficiency Ratio	62.1
Capital Ratios	
TCE / TA	12.94 %
Leverage Ratio	13.30
Tier 1 Capital Ratio	18.27
Total Capital Ratio	18.98

Deposits by County



Clay 13%
Saint Johns 16%
Duval 71%

Pro Forma Branch Footprint



Jacksonville
Saint Augustine
Gainesville
FirstAtlantic Financial Holdings, Inc. (8)
National Bank of Commerce Branch (1)

Source: SNL Financial
Data as of or for the three months ended 6/30/17; deposit data as of 6/30/16

NATIONAL COMMERCE CORPORATION
FIRSTATLANTIC Financial Holdings, Inc.

Market Highlights – Jacksonville

Market Highlights

- More Fortune 1000 headquarters than any other city in Florida
- Ranked #2 city for Tech Job Growth and #6 for IT Jobs by Forbes Magazine
- 4th fastest growing port in the nation and ranked 10th for exports out of US ports
- Largest industrial park in the Southeast region



Major Employers

Southeastern Grocers

Johnson & Johnson

CSX

FIS Empowering the Financial World

Fidelity National Financial

2017 – 2022 Projected Population Growth



6.7%
6.7%
6.7%
3.8%
FirstAtlantic
Jacksonville, FL
Florida
US

Source: SNL Financial, U.S. Bureau of Labor Statistics
Deposit and demographic data as of 6/30/16; FirstAtlantic demographic data deposit weighted by county

Pro Forma Loan and Deposit Composition

	NCOM (1)	FirstAtlantic	Pro Forma (2)

Loan Portfolio Composition


Consumer & Other $177 9%
C&D $243 12%
1-4 Family $470 23%
Multifamily $54 3%
Owner-Occupied CRE $352 18%
Non Owner-Occupied CRE $491 24%
C&I $221 11%


C&I $24 7%
Consumer & Other $1 < 1%
C&D $22 7%
1-4 Family $90 28%
Multifamily $8 3%
Owner-Occupied CRE $85 26%
Non Owner-Occupied CRE $94 29%


C&I $245 10%
Consumer & Other $179 8%
C&D $265 11%
1-4 Family $560 24%
Multifamily $62 3%
Owner-Occupied CRE $436 19%
Non Owner-Occupied CRE $584 25%

Deposit Portfolio Composition


Jumbo Time Deposits $205 9%
Demand Deposits $638 30%
NOW Accounts $341 16%
Money Market & Savings $848 40%
Retail Time Deposits $104 5%


Retail Time Deposits $33 9%
Jumbo Time Deposits $33 9%
Demand Deposits $111 29%
NOW Accounts $47 12%
Money Market & Savings $153 41%


Jumbo Time Deposits $239 10%
Demand Deposits $749 30%
NOW Accounts $388 15%
Money Market & Savings $1,001 40%
Retail Time Deposits $137 5%

NATIONAL COMMERCE CORPORATION

FIRSTATLANTIC Financial Holdings, Inc.

Dollars in millions
Source: SNL Financial
Data as of 6/30/17
(1) Pro forma for recent acquisition of Patriot Bank; excludes purchase accounting adjustments
(2) Excludes purchase accounting adjustments

FirstAtlantic Historical Financials

	Twelve Months Ended			Three Months Ended
	December 31, 2014	December 31, 2015	December 31, 2016	June 30, 2017
Balance Sheet				
Total Assets ($mm)	$385	$422	$438	$462
Total Loans ($mm)	286	301	311	324
Deposits ($mm)	326	354	352	372
Tangible Common Equity ($mm)	52	55	58	60
Loans/ Deposits	87.8 %	85.0 %	88.2 %	87.1 %
Performance Measures				
Net Income as Reported ($000)	$2,406	$3,608	$3,708	$1,064
ROAA	0.62 %	0.87 %	0.86 %	0.93 %
ROAE	4.75	6.39	6.19	6.91
Net Interest Margin	4.85	4.17	4.13	4.13
Efficiency Ratio	57.1	63.2	65.4	62.1
Capitalization				
Tang Common Equity / Tang Assets	13.54 %	13.10 %	13.26 %	12.94 %
Leverage Ratio	13.72	13.63	13.63	13.30
Total Capital Ratio	18.23	18.79	19.37	18.98
Asset Quality				
NPLs/ Loans	1.42 %	0.85 %	0.22 %	0.02 %
NPAs/ Loans + OREO	1.97	1.06	0.42	0.18
NPAs/ Assets	1.47	0.76	0.30	0.13
Loan Loss Reserves/ Gross Loans	6.25	6.70	7.34	0.73
Net Chargeoffs/ Avg Loans	0.75	0.10	0.03	0.04

Source: SNL Financial